Exhibit 10.1

EQM Midstream Partners, LP 2200 Energy Drive Canonsburg, Pennsylvania 15317 October 6, 2023

Wells Fargo Bank, National Association

1525 W WT Harris Boulevard

Mail Code: D1109-019

Charlotte, NC 28262

Lenders and other Persons party to

the Credit Agreement referred to below

Re:	Fourth Amendment to Third Amended and Restated Credit Agreement - Maturity Date Extension Notice (the “Fourth Amendment”)

Reference is made to that certain Credit Agreement, dated as of October 31, 2018, among the Borrower, Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), the Lenders party thereto from time to time and any other Persons party thereto from time to time (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of March 30, 2020, as amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of April 16, 2021, as amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of April 22, 2022, and as further amended, restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Credit Agreement” and as amended by this Fourth Amendment, the “Amended Credit Agreement”). Unless otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Credit Agreement.

Pursuant to Section 2.18 of the Credit Agreement, the Borrower hereby confirms it has previously notified, and does hereby also notify, the Administrative Agent and the Lenders of its request to extend the latest Maturity Date to April 30, 2026. The Administrative Agent confirms that it has received responses in support of the maturity extension from the Lenders party to this Fourth Amendment (the “Fourth Amendment Approving Lenders”).

By its signature below, each Fourth Amendment Approving Lender or other Person party hereto confirms its consent to the maturity extension contemplated by this Fourth Amendment. Each Fourth Amendment Approving Lender party hereto shall be an Extending Lender as referred to in Section 2.18 of the Credit Agreement for all purposes under the Credit Agreement. Following the effectiveness of this Fourth Amendment, the Stated Maturity Date shall be deemed extended to April 30, 2026, with respect to the Commitments and Credit Extensions held by the Fourth Amendment Approving Lenders.

For purposes of determining whether the maturity extension contemplated by this Fourth Amendment has occurred, each Fourth Amendment Approving Lender or other Person that has executed this letter shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to such Fourth Amendment Approving Lender or other Person, as the case may be.

Upon the effectiveness hereof, in accordance with the other terms and conditions required by Section 2.18 of the Credit Agreement, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement. Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

The Administrative Agent shall be permitted to confirm the maturity extension and Extension Effective Date (which Extension Effective Date shall be October 6, 2023).

The Borrower acknowledges the requirements of Section 2.09(b)(ii) of the Credit Agreement. The Borrower also confirms (x) the matters set forth in Section 2.18(c)(i) and (c)(ii) of the Credit Agreement and (y) that it is separately delivering to the Administrative Agent on the date hereof the certificate contemplated by Section 2.18(c)(iii) of the Credit Agreement.

THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

This Fourth Amendment shall be governed by, and construed in accordance with, the law of the State of New York. Sections 10.17(b), 10.19 and 10.22 of the Credit Agreement shall apply to this Fourth Amendment, mutatis mutandis.

This Fourth Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Fourth Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Signatures delivered by facsimile, PDF or other electronic transmission shall have the same force and effect as manual signatures delivered in person.

[Signature page follows]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

EQM MIDSTREAM PARTNERS, LP,
as the Borrower

By: EQGP Services, LLC, its general partner

By:	/s/ Kirk R. Oliver
Name:	Kirk R. Oliver
Title:	Senior Vice President and Chief Financial Officer

Signature Page to

Fourth Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, L/C Issuer and a Fourth Amendment Approving Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Director

Signature Page to

Fourth Amendment

BARCLAYS BANK PLC, as a Fourth Amendment Approving Lender and L/C Issuer

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to

Fourth Amendment

CITIBANK, N.A., as a Fourth Amendment Approving Lender and L/C Issuer

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

Signature Page to

Fourth Amendment

JPMorgan Chase Bank, N.A., as a Fourth Amendment Approving Lender and L/C Issuer

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

Signature Page to

Fourth Amendment

MUFG BANK, LTD., as a Fourth Amendment Approving Lender and L/C Issuer

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Signature Page to

Fourth Amendment

PNC Bank, National Association, as a Fourth Amendment Approving Lender and L/C Issuer

By:	/s/ Thomas Magness
Name:	Thomas Magness
Title:	Assistant Vice President

Signature Page to

Fourth Amendment

The Bank of Nova Scotia, Houston Branch, as a Fourth Amendment Approving Lender and L/C Issuer

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

Signature Page to

Fourth Amendment

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Fourth Amendment Approving Lender and L/C Issuer

By:	/s/ Evans Swann
Name:	Evans Swann
Title:	Authorized Signatory

Signature Page to

Fourth Amendment

Truist Bank, as a Fourth Amendment Approving Lender and L/C Issuer

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Director

Signature Page to

Fourth Amendment

BANK OF AMERICA, N.A., as a Fourth Amendment Approving Lender

By:	/s/ Salman Samar
Name:	Salman Samar
Title:	Director

Signature Page to

Fourth Amendment

U.S. Bank National Association, as a Fourth Amendment Approving Lender

By:	/s/ Paul V. Farrell
Name:	Paul V. Farrell
Title:	Vice President

Signature Page to

Fourth Amendment

SUMITOMO MITSUI BANKING CORPORATION, as a Fourth Amendment Approving Lender

By:	/s/ Jeffrey Cobb
Name:	Jeffrey Cobb
Title:	Director

Signature Page to

Fourth Amendment

First National Bank of Pennsylvania, as a Fourth Amendment Approving Lender

By:	/s/ Paul Wargo
Name:	Paul Wargo
Title:	Relationship Manager

Signature Page to

Fourth Amendment